MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                                    STRATEGIC
                                             Performance

                                                                Annual Report
                                                                October 31, 1997

Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Interest rates moved sharply higher in the beginning of the October quarter as the Labor Department reported that 316,000 non-farm payroll jobs were added to the economy in July and that the unemployment rate fell from 5.0% to 4.8%. The yield on the ten-year Treasury note jumped from just above 6.0% to 6.4% in mid-August. Yields stabilized as inflation indicators failed to show any increases. In mid-September bonds rallied on continued good inflation news, especially the September 12, 1997 producer price index report. In addition, the yield on the ten-year note fell quickly to 6.1%, its average for the last six weeks of the fiscal year. Finally, in late October extremely weak foreign markets, particularly in Southeast Asia, sent assets into the safe haven of US Treasury securities, pushing yields to their lowest levels of the calendar year, at about 5.8% on the ten-year note.

We extended the duration of the Fund during the October quarter to seek to take advantage of the rally. At the start of the October quarter, the average duration of the Fund was 4.29 years. At the close of the October quarter, the average duration was 4.46 years. This moved the average portfolio maturity of the Fund from 6.3 years to 6.7 years.

Fiscal Year in Review

The fiscal year ended October 31, 1997 was a very important year for the Fund. The Fund started the year as Merrill Lynch Institutional Intermediate Fund, which invested primarily in US Treasury issues and US Government agency issues with a maximum maturity of five years. After shareholder approval, the Fund changed its name to Merrill Lynch Intermediate Government Bond Fund on February 18, 1997 and modified its investment objective. We invest the Fund's assets in essentially the same issues, but now the issues have a maximum maturity of 15 years, and the Fund has an expected average portfolio maturity ranging from six years to eight years. In addition, previously the Fund had as its benchmark index the unmanaged Merrill Lynch Government US Treasury Intermediate-Term Bond Index which is comprised of US Treasury securities maturing in from three to five years. However, as a result of the change to the Fund's investment objective, we believe it would be appropriate to compare the Fund's performance to the unmanaged Merrill Lynch G3AO Index, which is comprised of Government securities maturing in five years-seven years.

The portfolio's duration more than doubled with the changing of the Fund's investment parameters in February. The effective duration of the Fund was 2.1 years at the end of January and 4.55 years at the end of February. As interest rates climbed in early spring, the Fund's duration was lowered to about 4.1 years by the end of April. As yields began to fall in response to optimistic forecasts about inflation, we pushed the duration back up, averaging about 4.3 years until August, where it was raised again to about 4.4 years. We kept the number of Treasury securities as compared to agency securities about equal throughout the year to seek to take advantage of the increased yield levels available in the agency market. For the

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

fiscal year ended October 31, 1997, our strategies benefited Fund performance. For the quarter ended October 31, 1997, our strategy resulted in a total rate of return better than the average of the Lipper Analytical Services Intermediate Term US Government category. However, for the year ended October 31, 1997, the total return on the Fund's Class D Shares was +6.60%, as compared to the Lipper Average of +8.17%.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Robert W. Crook

Robert W. Crook
President and Trustee


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Portfolio Manager


December 3, 1997


PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" and "Average Annual Total Return" tables as well as the total return and cumulative total return in the "Performance Summary" table assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Performance Summary--Class D Shares

                                          Net Asset Value          Capital Gains
   Period Covered                   Beginning         Ending         Distributed      Dividends Paid*         % Change**
==========================================================================================================================
   11/6/86--12/31/86                 $10.00          $ 9.98              --              $0.116                + 0.96%
--------------------------------------------------------------------------------------------------------------------------
   1987                                9.98            9.56              --               0.757                + 3.57
--------------------------------------------------------------------------------------------------------------------------
   1988                                9.56            9.27              --               0.809                + 5.58
--------------------------------------------------------------------------------------------------------------------------
   1989                                9.27            9.39              --               0.827                +10.64
--------------------------------------------------------------------------------------------------------------------------
   1990                                9.39            9.45              --               0.761                + 9.19
--------------------------------------------------------------------------------------------------------------------------
   1991                                9.45           10.00              --               0.709                +13.91
--------------------------------------------------------------------------------------------------------------------------
   1992                               10.00           10.03              --               0.602                + 6.54
--------------------------------------------------------------------------------------------------------------------------
   1993                               10.03           10.21              --               0.535                + 7.23
--------------------------------------------------------------------------------------------------------------------------
   1994                               10.21            9.47              --               0.566                - 1.71
--------------------------------------------------------------------------------------------------------------------------
   1995                                9.47            9.90              --               0.615                +11.33
--------------------------------------------------------------------------------------------------------------------------
   1996                                9.90            9.64              --               0.596                + 3.54
--------------------------------------------------------------------------------------------------------------------------
   1/1/97--10/31/97                    9.64            9.74              --               0.442                + 5.98
--------------------------------------------------------------------------------------------------------------------------
                                                                                   Total $7.335
==========================================================================================================================
                                                                      Cumulative total return as of 10/31/97: +108.41%**
==========================================================================================================================

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charge; results would be lower if sales charge was included.

Recent Performance Results*

                                                                                    12 Month     3 Month    Standardized
                                                     10/31/97  7/31/97  10/31/96+   % Change+    % Change   30-Day Yield
==========================================================================================================================
   Class A Shares                                       $9.74    $9.71    $9.66       +0.83%      +0.31%      5.42%
--------------------------------------------------------------------------------------------------------------------------
   Class B Shares                                        9.74     9.72     9.66       +0.83       +0.21       4.94
--------------------------------------------------------------------------------------------------------------------------
   Class C Shares                                        9.73     9.72     9.66       +0.72       +0.10       4.93
--------------------------------------------------------------------------------------------------------------------------
   Class D Shares                                        9.74     9.71     9.68       +0.62       +0.31       5.34
--------------------------------------------------------------------------------------------------------------------------
   Class A Shares--Total Return                                                       +5.04(1)    +1.95(2)
--------------------------------------------------------------------------------------------------------------------------
   Class B Shares--Total Return                                                       +4.81(3)    +1.75(4)
--------------------------------------------------------------------------------------------------------------------------
   Class C Shares--Total Return                                                       +4.57(5)    +1.69(6)
--------------------------------------------------------------------------------------------------------------------------
   Class D Shares--Total Return                                                       +6.60(7)    +1.92(8)
==========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
+ Investment results and net asset values for Class A, Class B and Class C Shares are since inception on 2/18/97.
(1) Percent change includes reinvestment of $0.376 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.356 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.346 per share ordinary income dividends
(6) Percent change includes reinvestment of $0.161 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.161 per share ordinary income dividends.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Total Return Based on a $10,000 Investment

                              [LINE GRAPH OMITTED]

A line graph depicting the growth of an investment in the Fund's Class A, Class B and Class C Shares compared to growth of an investment in the ML Government US Treasury Intermediate-Term Bond Index and the ML US Treasury & Government Agency Bond Index. Beginning and ending values are:

                                           2/18/97**                     10/97
ML Institutional Intermediate Fund+--
Class A Shares*                              $9,900                    $10,399
ML Institutional Intermediate Fund+--
Class B Shares*                             $10,000                    $10,381
ML Institutional Intermediate Fund+--
Class C Shares*                             $10,000                    $10,357
ML Government US Treasury
Intermediate-Term Bond Index++              $10,000                    $10,619
ML US Treasury & Government
Agency Bond Index                           $10,000                    $10,612

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Intermediate Government Bond Fund invests in intermediate-term debt securities issued or guaranteed by the US Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six-eight years.
++ This unmanaged Index is comprised of 39 US Treasury securities maturing in three to five years.
+++ This unmanaged Index is comprised of US Treasury and Government agency securities maturing in five to seven years.
      Past performance is not predicative of future performance.

Aggregate Total Return

                          % Return Without              % Return With
                            Sales Charge                Sales Charge**
================================================================================
   Class A Shares*
================================================================================
   Inception (2/18/97)
   through 9/30/97             +3.48%                       +2.45%
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                % Return                   % Return
                              Without CDSC                 With CDSC**
================================================================================
   Class B Shares*
================================================================================
   Inception (2/18/97)
   through 9/30/97              +3.31%                       +2.31%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                % Return                    % Return
                               Without CDSC                With CDSC**
================================================================================
   Class C Shares*
================================================================================
   Inception (2/18/97)
   through 9/30/97                +3.19%                     +2.19%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Total Return Based on a $10,000 Investment

                              [LINE GRAPH OMITTED]

A line graph depicting the growth of an investment in the Fund's Class D Shares compared to growth of an investment in the ML Government US Treasury Intermediate-Term Bond Index and the ML US Treasury & Government Agency Bond Index. Beginning and ending values are:

                                              10/87                     10/97
ML Institutional Intermediate Fund+--
Class D Shares*                              $9,900                    $19,998
ML Government US Treasury
Intermediate-Term Bond Index++              $10,000                    $24,026
ML US Treasury & Government
Agency Bond Index                           $10,000                    $24,111

* Assuming transaction costs and other operating expenses, including advisory fees.
+ ML Intermediate Government Bond Fund invests in intermediate-term debt securities issued or guaranteed by the US Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six-eight years.
++ This unmanaged Index is comprised of 39 US Treasury securities maturing in three to five years.
+++ This unmanaged Index is comprised of US Treasury and Government agency securities maturing in five to seven years.
      Past performance is not predicative of future performance.

Average Annual Total Return

                               % Return Without              % Return With
                                 Sales Charge                Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   Year Ended 9/30/97               +6.46%                        +5.39%
--------------------------------------------------------------------------------
   Five Years Ended 9/30/97         +4.69                         +4.48
--------------------------------------------------------------------------------
   Ten Years Ended 9/30/97          +7.38                         +7.28
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

SCHEDULE OF INVESTMENTS

                                                                    Face     Interest     Maturity              Value
Issue                                                              Amount      Rate         Date              (Note 1a)

US Government & Agency Obligations--96.7%

US Treasury Notes & Bonds                                        $1,000,000     8.875%     2/15/99          $ 1,039,690
                                                                  2,100,000    13.375      8/15/01            2,635,500
                                                                  1,000,000     6.50       5/31/02            1,028,590
                                                                  1,000,000     6.25       8/31/02            1,019,530
                                                                  1,000,000     7.25       5/15/04            1,075,940
                                                                  6,250,000     7.00       7/15/06            6,706,062
                                                                  1,000,000    10.00       5/15/10            1,240,620
=========================================================================================================================
Federal Farm Credit Banks                                         1,000,000     6.27       8/04/04            1,008,590
=========================================================================================================================
Federal Home Loan Banks                                           2,000,000     6.67       5/10/01            2,047,820
                                                                  2,000,000     6.789      2/05/07            2,071,560
=========================================================================================================================
Federal National Mortgage Association                             2,000,000     6.55       9/12/05            2,043,740
                                                                  2,000,000     6.95      11/13/06            2,041,240
                                                                  3,000,000     7.55       3/27/07            3,077,340
=========================================================================================================================
Student Loan Marketing Association                                2,000,000     7.50       3/08/00            2,073,120
=========================================================================================================================
Total US Government & Agency Obligations (Cost--$28,383,723)                                                 29,109,342
=========================================================================================================================

Face Amount                                           Short-Term Securities

US Government Agency Obligations*--3.6%

$1,079,000           Federal Home Loan Mortgage Corp., 5.65% due 11/03/1997                                   1,079,000
=========================================================================================================================
Total Short-Term Securities (Cost--$1,079,000)                                                                1,079,000
=========================================================================================================================
Total Investments (Cost--$29,462,723)--100.3%                                                                30,188,342
Liabilities in Excess of Other Assets--(0.3%)                                                                   (82,552)
                                                                                                            -----------
Net Assets--100.0%                                                                                          $30,105,790
                                                                                                            ===========
=========================================================================================================================

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

      See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1997

Assets:              Investments, at value (identified cost--$29,462,723) (Notes 1a & 1b) ...                  $ 30,188,342
                     Cash....................................................................                           657
                     Receivables:
                       Interest..............................................................    $ 574,773
                       Investment adviser (Note 2)...........................................       83,692
                       Beneficial interest sold..............................................       42,433          700,898
                                                                                                 ---------
                     Prepaid registration fees and other assets (Note 1e)....................                        35,686
                                                                                                               ------------
                     Total assets............................................................                    30,925,583
                                                                                                               ------------
===========================================================================================================================
Liabilities:         Payables:
                       Beneficial interest redeemed..........................................      720,392
                       Dividends to shareholders (Note 1f)...................................       50,737
                       Distributor (Note 2)..................................................        2,869          773,998
                                                                                                 ---------
                     Accrued expenses and other liabilities..................................                        45,795
                                                                                                               ------------
                     Total liabilities.......................................................                       819,793
                                                                                                               ------------
===========================================================================================================================
Net Assets:          Net assets..............................................................                  $ 30,105,790
                                                                                                               ============
===========================================================================================================================
Net Assets           Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:          number of shares authorized.............................................                       $ 4,363
                     Class B Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                         8,511
                     Class C Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                           482
                     Class D Shares of beneficial interest, $0.10 par value, unlimited
                     number of shares authorized.............................................                       295,856
                     Paid-in capital in excess of par........................................                    40,941,628
                     Accumulated realized capital losses on investments--net (Note 5)........                   (11,870,669)
                     Unrealized appreciation on investments--net.............................                       725,619
                                                                                                               ------------
                     Net assets..............................................................                  $ 30,105,790
                                                                                                               ============
===========================================================================================================================
Net Asset Value:     Class A--Based on net assets of $424,748 and 43,628 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
                     Class B--Based on net assets of $828,851 and 85,109 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
                     Class C--Based on net assets of $46,876 and 4,816 shares of
                     beneficial interest outstanding.........................................                  $       9.73
                                                                                                               ============
                     Class D--Based on net assets of $28,805,315 and 2,958,556 shares of
                     beneficial interest outstanding.........................................                  $       9.74
                                                                                                               ============
===========================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Statement of Operations for the Year Ended October 31, 1997

Investment Income    Interest and amortization of premium and discount earned...................                  $ 2,665,577
(Note 1d):
==============================================================================================================================
Expenses:            Professional fees..........................................................    $ 186,977
                     Investment advisory fees (Note 2)..........................................      152,873
                     Registration fees (Note 1e)................................................      112,576
                     Printing and shareholder reports...........................................       71,721
                     Account maintenance fees--Class D (Note 2).................................       44,667
                     Trustees' fees and expenses................................................       30,000
                     Transfer agent fees--Class D (Note 2)......................................       24,607
                     Accounting services (Note 2)...............................................       14,972
                     Custodian fees.............................................................        8,489
                     Pricing fees...............................................................          808
                     Account maintenance and distribution fees--Class B (Note 2)................          650
                     Transfer agent fees--Class B (Note 2)......................................          228
                     Transfer agent fees--Class A (Note 2)......................................          221
                     Account maintenance and distribution fees--Class C (Note 2)................            4
                     Transfer agent fees--Class C (Note 2)......................................            4
                     Other......................................................................        2,224
                                                                                                    ---------
                     Total expenses before reimbursement........................................      651,021
                     Reimbursement of expenses (Note 2).........................................     (173,116)
                                                                                                    ---------
                     Total expenses after reimbursement.........................................                      477,905
                                                                                                                  -----------
                     Investment income--net.....................................................                    2,187,672
                                                                                                                  -----------
==============================================================================================================================
Realized &           Realized loss from investments--net........................................                   (1,031,827)
Unrealized           Change in unrealized depreciation on investments--net......................                      918,657
Gain (Loss) on                                                                                                    -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations.......................                  $ 2,074,502
(Notes 1d & 3):                                                                                                   ===========
==============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                     1997         1996
==============================================================================================================================
Operations:          Investment income--net...........................................             $ 2,187,672  $ 3,591,278
                     Realized loss on investments--net................................              (1,031,827)    (976,648)
                     Change in unrealized appreciation/depreciation on investments--net                918,657       (2,927)
                                                                                                  ------------  -----------
                     Net increase in net assets resulting from operations............                2,074,502    2,611,703
==============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Class A.......................................................                  (14,144)          --
(Note 1f):             Class B.......................................................                  (12,287)          --
                       Class C.......................................................                      (77)          --
                       Class D.......................................................               (2,161,164)  (3,591,278)
                                                                                                  ------------  -----------
                     Net decrease in net assets resulting from dividends to shareholders            (2,187,672)  (3,591,278)
                                                                                                  ------------  -----------
==============================================================================================================================
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions      (17,062,260) (16,877,924)
Transactions                                                                                      ------------  -----------
(Note 4):
==============================================================================================================================
Net Assets:          Total decrease in net assets....................................              (17,175,430) (17,857,499)
                     Beginning of year...............................................               47,281,220   65,138,719
                                                                                                  ------------  -----------
                     End of year.....................................................             $ 30,105,790  $47,281,220
                                                                                                  ============  ===========
==============================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                   For the Period
from information provided in the financial statements.                              Feb. 18, 1997+ to Oct. 31, 1997
                                                                                    -------------------------------
Increase (Decrease) in Net Asset Value:                                                 Class A    Class B    Class C
=========================================================================================================================
Per Share            Net asset value, beginning of period.........................     $   9.66    $   9.66   $   9.66
Operating                                                                              --------    --------   --------
Performance:         Investment income--net........................................         .39         .37        .36
                     Realized and unrealized gain on investments--net..............         .08         .08        .07
                                                                                       --------    --------   --------
                     Total from investment operations.............................          .47         .45        .43
                                                                                       --------    --------   --------
                     Less dividends from investment income--net....................        (.39)       (.37)      (.36)
                                                                                       --------    --------   --------
                     Net asset value, end of period...............................     $   9.74    $   9.74   $   9.73
                                                                                       ========    ========   ========
=========================================================================================================================
Total Investment     Based on net asset value per share...........................        5.04%++     4.81%++    4.57%++
Return:**                                                                              ========    ========   ========
=========================================================================================================================
Ratios to Average    Expenses, net of reimbursement...............................        1.12%*      1.39%*     1.47%*
Net Assets:                                                                            ========    ========   ========
                     Expenses.....................................................        2.08%*      2.42%*     2.64%*
                                                                                       ========    ========   ========
                     Investment income--net........................................       5.95%*      5.69%*     5.55%*
                                                                                       ========    ========   ========
=========================================================================================================================
Supplemental         Net assets, end of period (in thousands).....................     $    425    $    829   $     47
Data:                                                                                  ========    ========   ========
                     Portfolio turnover...........................................      201.55%     201.55%    201.55%
                                                                                       ========    ========   ========
=========================================================================================================================

                                                                                        Class D
The following per share data and ratios have been derived         --------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                                  --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              1997      1996      1995      1994       1993
====================================================================================================================
Per Share            Net asset value, beginning of year........   $   9.68  $   9.82  $   9.60   $  10.31  $  10.06
Operating                                                         --------  --------  --------   --------  --------
Performance:         Investment income--net....................        .55       .61       .62        .55       .54
                     Realized and unrealized gain (loss) on
                     investments--net..........................        .06      (.14)      .22       (.71)      .25
                                                                  --------  --------  --------   --------  --------
                     Total from investment operations..........        .61       .47       .84       (.16)      .79
                                                                  --------  --------  --------   --------  --------
                     Less dividends from investment income--net       (.55)     (.61)     (.62)      (.55)     (.54)
                                                                  --------  --------  --------   --------  --------
                     Net asset value, end of year..............   $   9.74  $   9.68  $   9.82   $   9.60  $  10.31
                                                                  ========  ========  ========   ========  ========
====================================================================================================================
Total Investment     Based on net asset value per share........      6.60%     4.87%     9.00%     (1.54%)    8.07%
Return:**                                                         ========  ========  ========   ========  ========
====================================================================================================================
Ratios to Average    Expenses, net of reimbursement............      1.25%      .97%      .96%       .83%      .80%
Net Assets:                                                       ========  ========  ========   ========  ========
                     Expenses..................................      1.69%      .97%      .96%       .83%      .80%
                                                                  ========  ========  ========   ========  ========
                     Investment income--net....................      5.71%     6.19%     6.38%      5.55%     5.34%
                                                                  ========  ========  ========   ========  ========
====================================================================================================================
Supplemental         Net assets, end of year (in thousands)....   $ 28,805  $ 47,281  $ 65,139   $ 81,407  $122,283
Data:                                                             ========  ========  ========   ========  ========
                     Portfolio turnover........................    201.55%    51.44%    47.90%    172.51%   204.80%
                                                                  ========  ========  ========   ========  ========
====================================================================================================================

*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.
++  Aggregate total investment return.
    See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Intermediate Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 18, 1997, as a result of the approval of its shareholders, the Fund converted to a multiple class structure. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities traded in the over-the-counter markets are valued at the last available bid price or yield equivalent as obtained from dealers who make a market in the securities. US Government securities and securities issued by Federal agencies are traded in the over-the-counter market. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund. For the year ended October 31, 1997, MLAM earned fees of $152,873, of which $49,284 was waived. MLAM also reimbursed the Fund for additional expenses of $123,832.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

annual rates based upon the average daily net assets of the shares as follows:

                                        Account          Distribution
                                    Maintenance Fee          Fee
--------------------------------------------------------------------------------
   Class B................             0.25%                0.25%
   Class C................             0.25%                0.25%
   Class D................             0.10%                  --
--------------------------------------------------------------------------------

This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                         MLFD               MLPF&S
--------------------------------------------------------------------------------
   Class D...................            $277               $2,461
--------------------------------------------------------------------------------

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charge of $210 relating to transactions in Class B Shares.

For the year ended October 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $778 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $72,841,211 and $88,236,741, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                            Realized          Unrealized
                                             Losses             Gains
--------------------------------------------------------------------------------
   Long-term investments......            $(1,031,827)        $ 725,619
                                          -----------         ---------
   Total......................            $(1,031,827)        $ 725,619
                                          ===========         =========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $572,260, of which $655,045 related to appreciated securities and $82,785 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $29,616,082.

4. Transactions in Shares of Beneficial Interest:

Net decrease in net assets derived from beneficial interest transactions was $17,062,260 and $16,877,924 for the years ended October 31, 1997 and October 31, 1996, respectively.

Transactions in shares of beneficial interest were as follows:

   Class A Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................     49,642      $ 467,013
   Shares issued to shareholders
   in reinvestment of dividends ....        124          1,191
                                         ------      ---------
   Total issued.....................     49,766        468,204
   Shares redeemed..................     (6,138)       (58,663)
                                         ------      ---------
   Net increase.....................     43,628      $ 409,541
                                         ======      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

   Class B Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................    100,605      $ 964,735
   Shares issued to shareholders
   in reinvestment of dividends ....        922          8,835
                                        -------      ---------
   Total issued.....................    101,527        973,570
   Shares redeemed..................    (16,418)      (156,834)
                                        -------      ---------
   Net increase.....................     85,109      $ 816,736
                                        =======      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

   Class C Shares for the Period
   February 18, 1997+ to                                Dollar
   October 31, 1997                      Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................      4,812      $  46,564
   Shares issued to shareholders
   in reinvestment of dividends ....          4             38
                                          -----      ---------
   Net increase.....................      4,816      $  46,602
                                          =====      =========
--------------------------------------------------------------------------------
 + Commencement of operations.
--------------------------------------------------------------------------------

   Class D Shares for the Year                          Dollar
   Ended October 31, 1997                Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................    564,311    $  5,452,644
   Shares issued to shareholders
   in reinvestment of dividends ....    192,051       1,843,504
                                     ----------    ------------
   Total issued.....................    756,362       7,296,148
   Shares redeemed.................. (2,681,230)    (25,631,287)
                                     ----------    ------------
   Net decrease..................... (1,924,868)   $(18,335,139)
                                     ==========    ============
--------------------------------------------------------------------------------

   Class D Shares for the Year                          Dollar
   Ended October 31, 1996                Shares         Amount
--------------------------------------------------------------------------------
   Shares sold......................  3,906,826    $ 37,917,545
   Shares issued to shareholders
   in reinvestment of dividends ....    310,652       3,023,342
                                     ----------    ------------
   Total issued.....................  4,217,478      40,940,887
   Shares redeemed.................. (5,964,956)    (57,818,811)
                                     ----------    ------------
   Net decrease..................... (1,747,478)   $(16,877,924)
                                     ==========    ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $11,717,000, of which $4,643,000 expires in 1998, $3,224,000 expires in 2002, $1,995,000 expires in 2003, $977,000 expires in 2004 and
$878,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $5,830,193 has been reclassified to paid-in capital in excess of par.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Intermediate Government Bond
Fund (formerly Merrill Lynch Institutional
Intermediate Fund):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997

IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid monthly by Merrill Lynch Intermediate Government Bond Fund during its fiscal year ended October 31, 1997 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to deter-mine if any portion of the dividends you received is exempt from state income tax.

Listed in the table at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

                                             Percentage of
Quarter Ended                            Federal Obligations*
--------------------------------------------------------------------------------
January 31, 1997......................            82.88%
April 30, 1997........................            71.97%
July 31, 1997.........................            73.52%
October 31, 1997......................            70.97%
--------------------------------------------------------------------------------

Of the Fund's ordinary income dividends paid during its fiscal year ended October 31, 1997, 76.09% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1997

OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
William E. Aldrich, Executive Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke, Vice President
Ann Catlin, Vice President
Charles O. Daly, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                         #IGB01--10/97

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